USCA All Terrain Fund
Schedule of Investments
December 31, 2020 (Unaudited)

	Shares	Value
COMMON STOCK - 2.82%[a]
Chemical Companies - 0.12%
Corteva, Inc.	866	$33,532
Nutrien LTD[b]	820	39,491
		73,023
Communication Services - 0.09%
Comcast Corporation	1,000	52,400

Consumer Discretionary - 0.05%
Genuine Parts Company	300	30,129

Consumer Staples - 0.15%
Ingredion, Inc.	300	23,601
Molson Coors Brewing Company	500	22,595
Mondēlez International, Inc.	300	17,541
Walmart, Inc.	200	28,830
		92,567
Consumer Product and Distribution Companies - 0.18%
Kontoor Brands, Inc.	1,000	40,560
PepsiCo, Inc.	200	29,660
Target Corp	200	35,306
		105,526
Energy and Utility Companies - 0.27%
Chevron Corporation	300	25,335
ConocoPhillips	1,100	43,989
Equinor ASA ADR	1,800	29,556
Kinder Morgan, Inc.	1,700	23,239
Phillips 66	600	41,964
		164,083
Financial Services - 0.55%
American International Group	1,400	53,004
Ameriprise Financial, Inc.	200	38,866
Chubb Ltd	200	30,784
Citigroup Global Markets Holdings Inc.	500	30,830
CME Group, Inc.	100	18,205
First American Financial Corp.	600	30,978
MetLife, Inc.	600	28,170
Morgan Stanley	300	20,559
Northern Trust Corporation	200	18,628
Prosperity Bancshares Inc.	600	41,616
Radian Group Inc.	800	16,200
		327,840
Health Care and Related Companies - 0.39%
AbbVie Inc.	500	53,575
Amgen Inc.	200	45,984
AstraZeneca plc ADR	200	9,998

USCA All Terrain Fund
Schedule of Investments - (Continued)
December 31, 2020 (Unaudited)

	Shares	Value
Health Care and Related Companies - (continued) - 0.39%
Cardinal Health, Inc.	600	$32,136
Medtronic Public Limited Company[b]	300	35,142
Merck & Co., Inc.	500	40,900
Viatris, Inc.	900	16,866
		234,601
Industrials - 0.24%
3M Company	100	17,479
Atlas Corp.	3,300	35,772
Cummins Inc.	200	45,420
Raytheon Technologies Corporation	400	28,604
United Parcel Service, Inc. - Class B	100	16,840
		144,115
Logistics and Transportation - 0.03%
Union Pacific Corporation	100	20,822

Manufacturing Companies - 0.05%
Lear Corporation	200	31,806

Materials - 0.11%
Rio Tinto PLC	500	37,610
WestRock Company	600	26,118
		63,728
Media, Communications and Entertainment - 0.08%
Verizon Communications Inc.	800	47,000

Real Estate Investment Trusts - 0.13%
VEREIT, Inc.	960	36,278
Vici Properties Inc.	1,000	25,500
Weyerhaeuser Company	500	16,765
		78,543
Technology Companies and Services - 0.33%
Cisco Systems, Inc.	900	40,275
Koninklijke Philips N.V. ADR	408	22,101
NetApp, Inc.	800	52,992
Parker-Hannifin Corporation	100	27,241
TE Connectivity LTD.[b]	300	36,321
Texas Instruments Incorporated	100	16,413
		195,343
Utilities - 0.04%
OGE Energy Corp.	700	22,302

TOTAL COMMON STOCK (Cost $1,402,852)		$1,683,828

USCA All Terrain Fund
Schedule of Investments - (Continued)
December 31, 2020 (Unaudited)

	Shares		Value

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 14.75%[a]
Long Equity - Domestic - 9.07%
Bridgeway Ultra Small Company Fund	72,793		$2,319,899
LKCM Equity Fund - Institutional Class	44,045		1,486,089
Nationwide Geneva Mid Cap Growth Fund - Class R6	62,427		1,614,987
			5,420,975
Long Equity - Global - 5.68%
First Eagle Global Fund - Institutional Class	46,975		2,891,776
Rondure New World Fund - Institutional Class	37,908		506,823
			3,398,599

TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			8,819,574
(Cost $7,597,878)		$

USCA All Terrain Fund
Schedule of Investments - (Continued)
December 31, 2020 (Unaudited)

			Next Available		Redemption
			Redemption	Frequency of	Notification
	Cost	Value	Date[c]	Redemptions	Period (Days)
INVESTMENTS IN PRIVATE INVESTMENT COMPANIES[d] - 71.74%[a]
Event Driven - 10.58%
Black Diamond Arbitrage Partners, L.P. - Series A	$3,337,819	$3,765,614	2/28/2021	Monthly	45
ECF Value Fund II, L.P.	1,000,000	1,364,216	12/31/2021	Annually	60
Perry Partners L.P. - Class Ce	296,437	83,609	n/a	Illiquid	n/a
Saba Capital CEF Opportunities 1 Onshore, L.P.	1,000,000	1,111,099	3/31/2021	Quarterly	65
		6,324,538
Global Equity - 11.32%
WMQS Global Equity Active Extension Onshore Fund LP Class F-2	5,000,000	6,634,084	1/31/2021	Monthly	30
WMQS Global Equity Active Extension Onshore Fund LP - Class B	100,000	131,876	1/31/2021	Monthly	30
		6,765,960
Global Macro - 7.47%
Brevan Howard L.P. - Series B	2,445,000	3,606,745	3/31/2021	Monthly	90
Brevan Howard L.P. - Series I	400,000	479,885	3/31/2021	Monthly	90
Brevan Howard L.P. - Series W	200,000	379,835	3/31/2021	Monthly	90
		4,466,465
Long/Short Equity - 24.89%
Corsair Capital Partners, L.P. - Class A	871,931	1,611,069	3/31/2021	Quarterly	60
Greenlight Masters Qualified, L.P. - Series B	4,630,000	6,576,954	6/30/2021	Semi-Annually	90
KG Investments Fund LLC - Class A-8	1,200,000	1,519,241	3/31/2021	Quarterly	90
SIO Partners, L.P.	1,100,000	1,169,345	6/30/2021	Quarterly	60
Southpoint Qualified Fund L.P.	1,000,000	1,143,074	3/31/2021	Quarterly	60
Stanley Partners Fund, L.P.	1,200,000	1,403,822	6/30/2023	Monthly	30
Voss Value Fund, L.P.	1,200,000	1,455,199	3/31/2021	Quarterly	45
		14,878,704
Managed Futures - 4.70%
The Winton Fund (US) L.P.	1,696,000	1,449,894	1/31/2021	Monthly	30
The Winton Trend Fund (US) L.P.	1,200,000	1,357,199	1/31/2021	Weekly	2
		2,807,093
Multi-Strategy - 12.78%
Blue Mountain Credit Alternatives Fund L.P. - Class Se	970,116	488,630	n/a	Illiquid	n/a
Double Black Diamond, L.P. - Series D	1,647,181	1,847,326	3/31/2021	Quarterly	60
Millennium USA LP	2,543,465	5,305,378	3/31/2021	Quarterly	90
		7,641,334

TOTAL INVESTMENTS IN PRIVATE INVESTMENT COMPANIES (Cost $33,037,949)
		$42,884,094

SHORT TERM INVESTMENT - 1.76%[a]	Shares
AIM Short-Term Treasury Portfolio Fund - Institutional Class, 0.01%[f]
	1,051,562	1,051,562

TOTAL SHORT TERM INVESTMENT (Cost $1,051,562)		$1,051,562

USCA All Terrain Fund
Schedule of Investments - (Continued)
December 31, 2020 (Unaudited)

Value
Total Investments (Cost $43,090,241) - 91.07%[a]	$54,439,058
Other Liabilities in Excess of Assets - 8.93%[a]	5,340,763
TOTAL NET ASSETS - 100.00%[a]	$59,779,821

Footnotes
ADR - American Depositary Receipt.
[a] Percentages are stated as a percent of net assets.
[b] Foreign issued security.
[c] Investments in private investment companies may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after December 31, 2020 that redemption from all or a portion of a tranche is available without fee, unless otherwise noted (redemptions may be available sooner with the incurrence of a penalty). Other tranches may have an available redemption date that is after the Next Available Redemption Date. Further, the private investment company's advisor may place additional redemption restrictions without notice based on the aggregate redemption requests at a given time.
[d] Private investment portfolio holdings detailed in the Schedule of Investments represent management's best estimate of the fair value of each private investment's portfolio holdings as of December 31, 2020. There are no unfunded capital commitments for private investments
[e] Currently in liquidation. Receiving proceeds as liquidated.
[f] Rate reported is the 7-day current yield as of December 31, 2020.

Investment Valuation

In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations, if available.  Because market quotations are not typically readily available for the majority of the Fund's securities, they are valued at fair value as determined by the Board. The Board has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved to a fair value team of one or more representatives of the Advisor, U.S. Bank Global Fund Services (the “Administrator”) and an officer of the Fund (the “Valuation Committee”).  Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, the fair value team may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security, and the recommendation of an Underlying Fund Manager.  The team may also enlist third-party consultants, such as an audit firm or financial officer of a security issuer, on an as-needed basis to assist in determining a security-specific fair value.

Non-dollar-denominated securities, if any, are valued as of the close of the New York Stock Exchange (”NYSE”) at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value have materially affected the value of the securities.  Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund's NAV may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third-party pricing service to assist it in determining the market value of securities in the Fund's portfolio. The Fund's NAV per share is calculated by dividing the value of the Fund's total assets (the value of the securities the Fund holds plus cash and other assets, including dividends and interest accrued but not yet received), less accrued expenses of the Fund, less the Fund's other liabilities by the total number of shares outstanding.

For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price.  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Valuation Committee shall determine in good faith to reflect its fair market value.

All equity securities that are not traded on a listed national exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  In the event such market quotations are not readily available, then the security is valued by such method as the Valuation Committee shall determine in good faith to reflect its fair market value.

The valuation of the Fund’s investments in Underlying Funds is ordinarily determined based upon valuations provided by the Underlying Fund Managers. The Fund values interests in the Underlying Funds at fair value, using the net NAV or pro rata interest in the members’ capital of the Underlying Funds as a practical expedient, as provided by the investment managers of such Underlying Funds. Certain securities in which the Underlying Funds invest may not have a readily ascertainable market price and will be valued by the Underlying Fund Managers at fair value in accordance with procedures adopted by the Underlying Funds. In this regard, an Underlying Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Underlying Fund Manager’s compensation. Although the Advisor will review the valuation procedures used by all Underlying Fund Managers, the Advisor will not be able to confirm the accuracy of valuations provided by the Underlying Fund Manager and valuations provided by the Underlying Fund Manager generally will be conclusive with respect to the Fund. In addition, the net asset values or other valuation information received by the Fund from an Underlying Fund and used in calculating the Fund’s net asset value will include estimates that may be subject to later adjustment or revision by the Underlying Fund Manager. Any such adjustment or revision will either increase or decrease the net asset value of the Fund at the time that the Fund is provided with information regarding the adjustment. The Fund does not expect to restate its previous NAVs to reflect an adjustment or revision by an Underlying Fund. In the unlikely event that an Underlying Fund does not report a fiscal period end value to the Fund on a timely basis, the Fund would determine the fair value of the Underlying Fund based on the most recent value reported by the Underlying Fund, as well as any other relevant information available at the time the Fund values its portfolio.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, those companies NAVs are calculated based upon the net asset values of their investments, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Fair Value of Financial Instruments

The Fund has adopted the authoritative fair valuation accounting standards of ASC 820, Fair Value Measurements and Disclosures, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 - Valuations based primarily on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Board’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. The following section describes the valuation techniques used by the Fund to measure different financial instruments at fair value and includes the level within the fair value hierarchy in which the financial instrument is categorized.

Investments whose values are based on quoted market prices in active markets are classified within Level 1. These investments generally include equity securities traded on a national securities exchange, certain U.S. government securities and certain money market securities. The Board does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified within Level 2. These investments generally include certain U.S. government and sovereign obligations, most government agency securities, and investment grade corporate bonds.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. These investments generally include private equity investments and less liquid corporate debt securities. When observable prices are not available for these investments, the Board uses one or more valuation techniques (e.g., the market approach or income approach) for which sufficient data is available. The selection of appropriate valuation techniques may be affected by the availability of relevant inputs as well as the relative reliability of inputs. In some cases, one valuation technique may provide the best indication of fair value while in other circumstances, multiple valuation techniques may be appropriate. The results of the application of the various techniques may not be equally representative of fair value, due to factors such as assumptions made in the valuation. In some situations, the Board may determine it appropriate to evaluate and weigh the results, as appropriate, to develop a range of possible values, with the fair value based on the Board’s assessment of the most representative point within the range.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:

Fair Value Measurements at Reporting Date Using
	Quoted Prices in Active markets for Identical Assets (Level 1)
		Significant Other	Significant Unobservable Inputs (Level 3)
		Observable Inputs
Description		(Level 2)		Total
Investments
Common Stock (a)	$1,683,828	$-	$-	$1,683,828
Investments in Registered Investment Companies (a)	8,819,574	-	-	8,819,574
Investments in Private Investment Companies (b)	-	-	-	42,884,094
Short Term Investment (c)	1,051,562	-	-	1,051,562
	$11,554,964	$-	$-	$54,439,058

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

(c)	Short Term Investments that are sweep investments for cash balances in the Fund at December 31, 2020.